Filed Pursuant to Rule 497(a)
File No. 333-220794
Rule 482 AD

CHICAGO, ILLINOIS - October 5, 2018 - OFS Credit Company, Inc. (Nasdaq: OCCI) (the “Company”) today announced the pricing of its initial public offering of 2,500,000 shares of common stock at a public offering price of $20.00 per share, for gross proceeds to the Company of $50 million.  In addition, the Company has granted the underwriters a 30-day option to purchase up to an additional 375,000 shares of common stock to cover overallotments, if any.
Shares of the Company’s common stock are expected to trade on the NASDAQ Capital Market (“Nasdaq”) under the symbol “OCCI” and the offering is expected to close on October 10, 2018, subject to customary closing conditions.
Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE America: LTS), B. Riley FBR and National Securities Corporation, a wholly owned subsidiary of National Holdings, Inc. (NASDAQ: NHLD), are the joint book-running managers for the offering.  Maxim Group LLC and Newbridge Securities Corporation are acting as co-managers.
This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares of common stock referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

INVESTORS SHOULD CONSIDER THE COMPANY’S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT THE COMPANY, SHOULD BE READ CAREFULLY BEFORE INVESTING.

Copies of the prospectus may be obtained by writing Ladenburg Thalmann & Co. Inc., 277 Park Avenue, 26th Floor, New York, New York 10172, or: 1-800-573-2541, or: prospectus@ladenburg.com; copies may also be obtained by visiting EDGAR on the Securities and Exchange Commission Web site, at www.sec.gov.  A registration statement relating to the Company’s common stock was filed with, and declared effective by, the U.S. Securities and Exchange Commission.
About OFS Credit Company, Inc.
The Company is a newly organized, non-diversified, closed-end management investment company.  The Company’s investment objective is to generate current income, with a secondary objective to generate capital appreciation primarily through investment in collateralized loan obligation (“CLO”) equity and subordinated debt securities.  The Company's investment activities are managed by OFS Capital Management, LLC, an investment adviser registered under the Investment Advisers Act of 1940 and headquartered in Chicago, Illinois, with additional offices in New York and Los Angeles.
Forward-Looking Statements
Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statements made herein.

INVESTOR RELATIONS:
Steve Altebrando
646-652-8473
saltebrando@ofsmanagement.com

MEDIA RELATIONS:
Bill Mendel
212-397-1030
bill@mendelcommunications.com